UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2021 (December 19, 2021)

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address of principal executive offices, including ZIP code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 19, 2021, Verso Corporation, a Delaware corporation (the “Company” or “Verso”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BillerudKorsnäs Inc., a Delaware corporation (“Parent”), West Acquisition Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of certain sections thereof (as specified therein), BillerudKorsnäs AB, a Swedish limited company (“Guarantor” or “BillerudKorsnäs”). Parent is a wholly owned subsidiary of Guarantor. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Company’s board of directors (the “Board”), acting upon the recommendation of a special committee of the Board, has unanimously approved the Merger and the Merger Agreement and resolved to recommend the adoption of the Merger Agreement by the stockholders of the Company. The Company’s stockholders will be asked to vote on the adoption of the Merger Agreement at a special meeting of the Company’s stockholders that will be held on a date to be announced.

On December 19, 2021, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Verso Corporation, dated December 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This communication contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; uncertainties as to BillerudKorsnäs’ ability to obtain financing in order to consummate the merger; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including Verso’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Verso’s Quarterly Reports on Form 10-Q and any further disclosures Verso makes in Current Reports on Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at www.investor.versoco.com or the SEC’s website at www.sec.gov.

For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to BillerudKorsnäs’ non-exhaustive list of key risks and cautionary statements included in Just BillerudKorsnäs’ Annual Report, which is available electronically on www.billerudkorsnas.com/investors. Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Verso or BillerudKorsnäs assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Verso expects to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents regarding the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Verso will mail its definitive proxy statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the proposed merger, seeking their approval of the respective merger-related proposals. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that Verso may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Verso’s stockholders for their consideration.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, from Verso at its website, www.investor.versoco.com.

Participants in the Solicitation

Verso and its respective directors and certain of its respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Verso securities by directors or executive officers of Verso have changed since the amounts contained in the definitive proxy statement for Verso’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Verso by going to its investor relations page on its corporate website at www.investor.versoco.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Verso using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2021	VERSO CORPORATION

/s/ Kevin M. Kuznicki
Kevin M. Kuznicki Senior Vice President, General Counsel and Secretary